Exhibit 99.2

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). BEGINNING NO LATER THAN 10 DAYS AFTER THE FUNDING DATE, A HOLDER MAY, UPON REQUEST, OBTAIN FROM THE COMPANY THE NOTE’S ISSUE PRICE, ISSUE DATE, AMOUNT OF OID AND YIELD TO MATURITY BY CONTACTING THE CHIEF EXECUTIVE OFFICER OF THE COMPANY, AT THE ADDRESS SET FORTH IN SECTION 5.2 HEREIN.

SECURED CONVERTIBLE PROMISSORY NOTE

New York, New York	U.S.$______

Issue Date:
February __, 2012

FOR VALUE RECEIVED, CEELOX, INC., a Nevada corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of [_________] (the “Holder”) the sum of [______________________________] United States Dollars (U.S.$______) (“Principal Amount”), on February __, 2013 (the “Maturity Date”), and, subject to Section 1.1(a), to pay interest on the unpaid principal balance hereof at the rate of thirteen percent (13%) per annum until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise.  Any amount of principal or interest on this Secured Convertible Promissory Note (hereinafter, the “Note”) which is not paid when due shall bear interest at the rate of eighteen percent (18%) per annum from the due date thereof until the same is paid (“Default Interest”).  Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable at the Maturity Date. All payments due hereunder shall be made in lawful money of the People’s Republic of China determined at the applicable Exchange Rate (as defined below). As used in this Note, the term “Exchange Rate” shall mean the currency exchange rate as announced by People’s Bank of China on the Business Day immediately prior to the day on which the applicable payment is due hereunder. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.  As used in this Note, the term “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial

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banks in the city of New York, New York are authorized or required by law or executive order to remain closed.  This Note is being issued pursuant to a Securities Purchase Agreement (as the same may be amended, the “Purchase Agreement”), dated as of even date herewith. This Note is one of a series of Notes of like tenor issued by the Company pursuant to the Purchase Agreement and covering aggregate proceeds of up to the Maximum Loan Amount. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Purchase Agreement.

The following terms shall apply to this Note:

ARTICLE I.
PREPAYMENT

1.1       Borrower’s Prepayment.

    (a)           Notwithstanding anything to the contrary contained herein, on the date hereof, Borrower shall prepay the full amount of interest due to Holder on the Principal Amount as of the Maturity Date at the rate of thirteen percent (13%) (the “Prepaid Interest”) by a deduction from and offset against the proceeds of the loan of the Principal Amount to be paid by the Holder to the Borrower in connection herewith.

    (b)           At Borrower’s option at any time, upon fifteen (15) days prior written notice (the “Notice Period”), the Borrower shall have the right to prepay the entire principal amount of the Note (the “Prepayment Option”).  On the next Business Day following the expiration of the Notice Period, the Borrower shall make payment to the Holder of an amount in cash equal to the sum of (a) 110% of the principal amount of the Note outstanding on such day, plus (b) Default Interest, if any, on the amounts referred to in clause (a), plus (c) any other amounts owed to the Holder pursuant to this Note (the “Prepayment Amount”).  If the Borrower fails to make such payment within one (1) Business Day of such date the Borrower shall be subject to a penalty of .005 multiplied by the Prepayment Amount for every additional Business Day on which such payment is not made. For the avoidance of doubt, in the event that Borrower exercises its Prepayment Option, Holder shall not be obligated to return any Prepaid Interest.

1.2       Holder’s Prepayment.  At Holder’s option, Holder shall have the right at any time to be prepaid, in whole or in part, any amounts due under the terms of this Note from the proceeds of any private or public offering of the Borrower’s equity securities (including securities exercisable for or convertible into equity securities but not including the conversion of this Note) resulting in gross proceeds to the Borrower of $4,000,000 or more (a “Qualified Offering”), other than the offering pursuant to the Purchase Agreement.  In order to exercise such right, following the closing of a Qualified Offering, Holder shall deliver a written notice of prepayment to the Borrower.  On the 5th Business Day following receipt of such notice, the Borrower shall make payment to the Holder of the Prepayment Amount. If the Borrower fails to make such payment within one (1) Business Day of such date the Borrower shall be subject to a penalty of .005 multiplied by the Prepayment Amount for every additional Business Day on which such payment is not made.

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1.3       Security Agreement.  The Borrower’s obligations to repay this Note are secured by a security interest in all of Borrower’s assets as further set forth in the Security Agreement (“Security Agreement”), dated of even date herewith.

ARTICLE II.

CONVERSION

           2.1        Conversion.

    (a)  Commencing upon the earlier of (i) the closing of a Qualified Offering, and (ii) the Maturity Date, the Holder shall have the right (the “Conversion Right”), on the terms set forth in this Section 2.1, to convert the principal amount of this Note into Common Stock on the terms and conditions hereinafter set forth.

    (b)      In the event that the Holder elects to convert all or any portion of this Note into Common Stock, the Holder shall give written notice of such election by delivering to the Borrower an executed and completed notice of conversion (the “Notice of Conversion”), such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount and fees, if any, being converted.  On each Conversion Date (as hereinafter defined) and in accordance with the Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount as entered in its records and shall provide written notice thereof to the Borrower within two (2) Business Days after the Conversion Date.  Each date on which a Notice of Conversion is delivered or telecopied to the Borrower in accordance with the provisions hereof shall be deemed, for all purposes of this Note, to be the “Conversion Date”.  Pursuant to the terms of the Notice of Conversion, the Borrower will issue certificates representing the Common Stock issuable upon such full or partial conversion of this Note and instructions to its transfer agent (together with such other documents as the transfer agent may reasonably request) within two (2) Business Days of the date of the delivery to the Borrower of the Notice of Conversion.  The Borrower shall use its reasonable best efforts to cause its transfer agent to transmit the certificates representing the Common Stock issuable upon such full or partial conversion of this Note to any address or depositary directed by the Holder within five (5) Business Days after receipt by the Borrower of the Notice of Conversion.

    (c)   The number of shares of Common Stock to be issued upon any conversion of this Note (the “Conversion Shares”) shall be determined by dividing that portion of the principal to be converted by the Conversion Price.  As used herein, “Conversion Price” shall mean an amount per share equal to (i) a 25% discount from the price per share (denominated in U.S. dollars) at which the Common Stock is sold in a Qualified Offering (such price at which the Common Stock is sold in a Qualified Offering is referred to as the “Offering Price”) if the Qualified Offering occurs on or before the six (6) month anniversary of the final Closing Date, subject to adjustment from time to time pursuant to subsection (d); (ii) a 40% discount from the Offering Price, subject to adjustment pursuant to subsection (d), if a Qualified Offering occurs after the six (6) month anniversary of the final Closing Date but on or before the twelve (12)

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month anniversary of the final Closing Date; or (iii) the greater of (x) a 40% discount from the VWAP of the Common Stock over the five (5) Trading Days prior to conversion, and (y) $0.10 per share if a Qualified Offering does not occur on or prior to the twelve (12) month anniversary of the final Closing Date.

    (d)   The Conversion Price and number and kind of shares or other securities to be issued upon conversion is subject to adjustment from time to time upon the occurrence of certain events, as follows:

   (i)           Reclassification, etc.  If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, the Principal Amount of this Note, and any accrued and unpaid interest thereon and fees incurred hereunder, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

   (ii)           Stock Splits, Combinations and Dividends.  If the shares of Common Stock outstanding at any time after the date hereof are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price or the Conversion Shares to be issued, as the case may be, shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

    (e)   Notwithstanding anything contained herein to the contrary, pursuant to the terms of this Note, the Holder shall not be entitled to convert this Note into that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock actually owned by the Holder and its Affiliates,  and (ii) the number of shares of Common Stock issuable upon the conversion of this Note held by such Holder and its Affiliates with respect to which the determination of this proviso is being made which would result in beneficial ownership by the Holder and its Affiliates of more than 4.9% of the outstanding shares of Common Stock of the Borrower.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

    (f)    The Borrower shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the conversion of the Note, such number of shares of Common Stock as shall from time to time equal the Conversion Shares issuable from time to time.

ARTICLE III.

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CERTAIN COVENANTS

3.1           Distributions on Capital Stock.  So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Borrower’s disinterested directors.

3.2           Restriction on Stock Repurchases.  So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

3.3           Advances and Loans.  So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Borrower, except loans, credits or advances (a) in existence or committed on the date hereof and which the Borrower has informed Holder in writing prior to the date hereof or (b) made in the ordinary course of business.

ARTICLE IV.

EVENTS OF DEFAULT

4.1           Events of Default.  Each of the following events shall be deemed an “Event of Default” under this Note:

    (a)           Failure to Pay Principal or Interest.  The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration, or otherwise, and such failure shall continue without cure for a period of five (5) or more consecutive days;

    (b)           Breach of Covenants.  The Borrower breaches any material covenant or other material term or condition contained herein in any material respect, or in the Purchase Agreement and such breach continues for a period of thirty (30) days after written notice thereof to the Borrower from the Holder;

    (c)           Breach of Representations and Warranties.  Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in

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writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note;

    (d)           Receiver or Trustee.  The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed, and such appointment shall not have been terminated or dismissed within sixty (60) days;

    (e)           Judgments.  Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $250,000, and shall remain un-vacated, un-bonded or un-stayed for a period of thirty (30) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld;

    (f)           Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower and if instituted against Borrower is not dismissed within sixty (60) days; or

   (g)           Delisting of Common Stock.  The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCBB, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, the NYSE Amex Equities exchange, or comparable market or exchange.

4.2           Effect of Event of Default.  Upon the happening of any Event of Default, as set forth in Section 4.1 above, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not serve as a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein notwithstanding, and the Holder may immediately enforce any and all of the Holder’s rights and remedies provided herein or any other right or remedy afforded by law.

ARTICLE V.

MISCELLANEOUS

5.1           Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.  All rights and

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remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2           Notices.  Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail.  For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be P.O. Box 305, Gardner, Kansas 66030-0305, Fax #: (913) 491-1806.  Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

5.3           Amendments.  This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4           Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.  Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act).  Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

5.5           Governing Law.  THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.  THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.  BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.  THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES,

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INCLUDING REASONABLE ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

5.6           Denominations.  At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations as the Holder shall request.

5.7           Purchase Agreement.  By its acceptance of this Note, each Holder agrees to be bound by the applicable terms of the Purchase Agreement.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized representative this ____ day of ___________, 2012.

CEELOX, INC.

By:
Name: Mark Grannell
Title: Chief Executive Officer

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